EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND Supplement to Prospectus dated March 1, 2011

1. The following replaces the third paragraph under "Investment Objective & Principal Policies and Risks":

The Fund currently seeks its objective by primarily investing in one or more of the following Portfolios:

Boston Income Portfolio	Investment Grade Income Portfolio

Dividend Builder Portfolio	Large-Cap Core Research Portfolio

Emerging Markets Local Income Portfolio	Large-Cap Growth Portfolio

Floating Rate Portfolio	Large-Cap Value Portfolio

Focused Growth Portfolio	Multi-Cap Growth Portfolio

Global Dividend Income Portfolio	MSAR Completion Portfolio (formerly Multi-Sector Option Strategy Portfolio)

Global Macro Absolute Return Advantage Portfolio	Parametric Structured Absolute Return Portfolio

Global Macro Portfolio	Short-Term U.S. Government Portfolio (formerly Investment Portfolio)

Government Obligations Portfolio	Small-Cap Portfolio

High Income Opportunities Portfolio	SMID-Cap Portfolio

International Income Portfolio	Special Equities Portfolio

2. The following replaces the fifth paragraph under "Management." in "Management and Organization":

Jeffrey A. Rawlins, Daniel R. Strelow, Justin H. Bourgette and Thomas A. Shively are co-managers of the Fund and MSAR Completion Portfolio. Each is a Vice President of Eaton Vance and BMR. Messrs. Rawlins and Strelow are Co-Directors of the Customized Solutions Group of Eaton Vance and BMR, and have been employed by Eaton Vance for more than five years. Prior to joining Eaton Vance in 2005, Mr. Bourgette was affiliated with Investors Financial Services as an analyst in corporate finance. Mr. Shively, who joined Eaton Vance in 2011, has been affiliated with the Customized Solutions Group since 2005 as a part-time consultant.

3. The following is added under "Further Information About The Portfolios":

Parametric Structured Absolute Return Portfolio. The Portfolio’s investment objective is total return. The Portfolio will seek to achieve its investment objective by utilizing a generally market-neutral strategy with substantially offsetting long and short exposures to major securities and commodities markets. The Portfolio will mix long investments in four structured active strategies employed by Parametric Portfolio Associates LLC (PPA) (structured U.S. equity, structured international equity, structured emerging market equity core and structured commodity) with short exposures to the strategies’ corresponding market benchmark indices (S&P 500, MSCI EAFE, MSCI EM and DJ-UBS Commodity Indices). The Portfolio expects to achieve long exposures to the equity markets primarily through investments in individual stocks and long commodity exposures primarily through single commodity swaps. The Portfolio expects to achieve its short index exposures primarily using swaps and futures. Other PPA strategies and accompanying market hedges may, in the future, be incorporated in the Portfolio. The Portfolio intends to establish a wholly-owned subsidiary in the Cayman Islands, PSAR Commodity Subsidiary, Ltd., (the Subsidiary) for the purpose of investing in commodity-related investments, as well as any other permitted investments.

August 15, 2011	5271-7/11	DIINCPS2

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND Supplement to Statement of Additional Information dated March 1, 2011

1. The following is added to "Investment Advisory Services." under "Investment Advisory and Administrative Services":

Parametric Structured Absolute Return Portfolio. Under Parametric Structured Absolute Return Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

The Portfolio’s sub-investment adviser is Parametric Portfolio Associates LLC ("Parametric"), a majority-owned affiliate of Eaton Vance, with offices at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. At June 30, 2011, Parametric’s assets under management totaled approximately $42 billion. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987. For its services Parametric receives a sub-advisory fee from BMR on the Portfolio’s average net assets.

2. The following replaces the first paragraph of "Portfolio Managers." in "Investment Advisory and Administrative Services":

Portfolio Managers. The portfolio managers (each referred to as a "portfolio manager") of the Fund are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of June 30, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee
Justin H. Bourgette(1)*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Jeffrey A. Rawlins(1)
Registered Investment Companies	2	$928.4	0	$0
Other Pooled Investment Vehicles	5	$235.4	0	$0
Other Accounts	0	$ 0	0	$0

Thomas A. Shively(1)*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Daniel R. Strelow(1)
Registered Investment Companies	2	$928.4	0	$0
Other Pooled Investment Vehicles	5	$235.4	0	$0
Other Accounts	0	$ 0	0	$0

* Messrs. Bourgette and Shively became portfolio managers effective August 15, 2011.

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

The following table shows the dollar range of shares of the Fund beneficially owned by its portfolio managers as of June 30, 2011 and in the Eaton Vance Family of Funds as of December 31, 2010. Interests in a Portfolio cannot be purchased by a portfolio manager.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
Justin H. Bourgette	$10,001 - $50,000	$100,001 - $500,000
Jeffrey A. Rawlins	$100,001 - $500,000	$100,001 - $500,000
Thomas A. Shively	$1 - $10,001	none
Dan R. Strelow	$100,001 - $500,000	$100,001 - $500,000

August 15, 2011